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                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                              March 30, 2001
                   (Date of Earliest Event Reported)


                     GALENA ACQUISITION CORPORATION
         -----------------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)

                           128 Joo Seng Road
                        #03-00 Singapore 368356
                ----------------------------------------
                (Address of principal executive offices)


                            011 65 96852238
                     ------------------------------
                    (Registrant's telephone number)


  Delaware                    0-29699                   52-2218872
  --------------             ------------              --------------
  (State or other          (Commission                (IRS Employer
  jurisdiction of           File Number)              Idenfication No.)
  incorporation)


  ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

               On March 30, 2001, the Registrant issued an aggregate of 6,500,000 shares of its common stock to Janford International, Ltd., a Hong Kong corporation, and the Registrant redeemed 4,750,000 shares of its then 5,000,000 outstanding shares of common stock from its sole shareholder, TPG Capital Corporation, at a redemption price equal to the par value of the shares, $.0001 per share. Incident to those transactions, new directors of the Registrant were elected and the Board of Directors accepted the resignation of the original officer and director of the Registrant.

               The Registrant agreed to the change in control in light of the new management's business plan.
  The Registrant had no assets or liabilities and in evaluating the change in control, new management placed a primary emphasis on the Registrant's status as a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended.

               New management of the Registrant is considering making an acquisition or other business combination offer to a certain public Australian corporation. If the Registrant does pursue such an offer, there will be significant obstacles to its conclusion, including negotiating the terms of the offer, arranging financing, if required, and obtaining required approvals by the Australian company and\or its shareholders. In addition, the acquisition offer may require review and\or approval by appropriate agencies of the Australian Government, which might either prohibit the transaction or require modifications in its terms which might be unacceptable to one or both parties. The offer may not be made, or, if made, may not be accepted.

               Janford International, Ltd., the principal shareholder of the Registrant, has agreed to provide management and other services to it. Janford International, Ltd. has entered into an agreement with TPG Capital Corporation under which TPG Capital has received and will receive compensation for consulting services provided and to be provided to Janford International, Ltd. in regard to transactions by the Registrant.

          The following table contains information regarding the shareholdings of Galena Acquisition's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of any warrants held by each such person or entity which are exercisable within 60 days of the date of this report):

                                Number of shares of        Percent of
                                Common Stock Beneficially  Common Stock
  Name                          Owned (1)                  Beneficially
                                                            Owned  (2)

  Patrick Choon Peh (3)              6,500,000                  96.3%
  128 Joo Seng Road
  #03-00 Singapore 368356

  Janford International Ltd.          6,500,000                 96.3%
  128 Joo Seng Road
  #03-00 Singapore 368356

  All executive officers and
  directors of the company as a
  group  (1 person)                  6,500,000                  96.3%

  * Less than 1%
  (1) There are no options and warrants which are exercisable within 60 days of the date of this report.
  (2) Based upon 6,750,000 shares outstanding as of the date of this report.
  (3) Patrick Peh is the sole officer, director and shareholder of Janford International Ltd. and may be deemed to be the beneficial shareholder of the shares of Galena Acquisition common stock owned by it.

  MANAGEMENT

               The following table sets forth certain information regarding the members of the Registrant's board of directors and its executive officers:

       Name                                    Age        Position

       Patrick Eng Choon Peh                   28      President,  Director

          Galena Acquisition's director has been elected to serve until the next annual meeting of the stockholders of the Registrant and until the respective successors have been elected and qualified or until death, resignation, removal or disqualification. The Registrant's Certificate of Incorporation provides that the number of directors to serve on the Board of Directors may be established, from time to time, by action of the Board of Directors. Vacancies in the existing Board are filled by a majority vote of the remaining directors on the Board. The Registrant's executive officers are appointed by and serve at the discretion of the Board of Directors.

               PATRICK ENG CHOON PEH has served as the President and Secretary of the Registrant since March 30, 2001. Mr. Peh presently serves as the president, director and sole shareholder of Janford International Ltd., Singapore. From 1998 to 2001, Mr. Peh served as finance manager of DP Computers Pte. Ltd., Singapore. From 1997 to 1998, Mr. Peh served as regional accountant for Mode Circle Holding Pte Ltd., Singapore. From 1996 to 1997, Mr. Peh served as an internal auditor for Hong Leong Finance Limited, Singapore. Mr. Peh received his Bachelor of Commerce degree in Accountancy from the University of Woolongong, Australia. Mr. Peh is an associate member of the Australian Society of Certified Practicing Accountants.

               As of the date of this report, no officer or director has received compensation from Galena nor does any officer or director have any indebtedness to Galena.

          The Registrant's headquarters are located at 128 Joo
  Seng Road, #03-00 Singapore 368356. Its telephone number is 011 65 96852238 and its facsimile number is 011 65 2584843.

  ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

               Not applicable.

  ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

               Not applicable.

  ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               Not applicable.


  ITEM 5.     OTHER EVENTS

               On March 29, 2001, Galena Acquisition Corporation filed a Certificate of Amendment in the State of Delaware to its Certificate of Incorporation increasing the authorized capitalization of Galena Acquisition to 700,000,000 shares, consisting of 500,000,000 shares of common stock and 200,000,000 shares of non-designated preferred stock.

  ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

               Not applicable.

  ITEM 7.     FINANCIAL STATEMENTS

          Not applicable.

  ITEM 8.  CHANGE IN FISCAL YEAR


               Not applicable.

  EXHIBITS

               None.

                               SIGNATURES


               Pursuant to the requirements of the Securities
  Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GALENA  ACQUISITION  CORPORATION



                                     By_/s/  Patrick Eng Choon Peh

  Date:    4/13/01